EXHIBIT 99.B

Investor Update August 9, 2005 the place to work the neighbor to have the company to own

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, our ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; changes in reserve estimates based upon internal and third party reserve analyses; our ability to meet production volume targets in our Production segment; uncertainties associated with exploration and production activities; our ability to successfully execute, manage, and integrate acquisitions; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions, including the issuance of equity; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Current Situation Natural gas infrastructure growth continues El Paso at the forefront Production business making steady progress Onshore-Significant organic growth Gulf of Mexico (GOM)-Substantial exploration success Medicine Bow acquisition shows EP can play offense Asset sales, debt reduction story improving

Financial Results

Earnings Note: See appendix for discussion of non-GAAP terms EBIT Interest and debt expense Preferred and minority interest Income (loss) before income taxes Income taxes (benefit) Income (loss) from continuing operations Discontinued operations, net of tax Net income (loss) Preferred stock dividends Net income (loss) available to common stockholders $ 59 340 3 (284) (51) (233) (5) $ (238) (8) $ (246) $ 498 410 6 82 48 34 (29) $ 5 - $ 5 2005 2004 Three Months Ended June 30, ($ Millions)

Summary of Significant Items $ (466) 6 (29) $ (489) Asset impairments Gain/(loss) on asset sales Restructuring costs Total significant items Total Pipelines Production Power Field Services $ - 2 - $ 2 Three Months Ended June 30, 2005 Corporate and Other $ (460) - (1) $ (461) $ (6) - - $ (6) $ - 4 (26) $ (22) $ - - (2) $ (2) $ Millions

Business Unit Contribution Pipelines Production Marketing and Trading Power Field Services Corporate and other Total $ 192 224 * - (1) 1 4 $ 420 Three Months Ended June 30, 2005 $ 309 176 (30) (381) (3) (12) $ 59 $ 2 (2) - (461) (6) (22) $ (489) $ 108 157 1 10 1 17 $ 294 Capex EBIT Significant Items DD&A $ Millions Note: See appendix for discussion of non-GAAP terms *Excludes $5 MM of additional costs associated with East Texas acquisition 8

Cash Flow Summary $ (131) 970 839 (17) (812) 10 150 (737) $ (577) $ 806 $ 51 Loss from continuing operations Non-cash adjustments Subtotal Discontinued operations Working capital changes and other Cash flow from operating activities Cash flow from investing activities* Cash flow used in financing activities* Change in cash Capital expenditures Dividends paid $ (85) 856 771 161 (636) 296 1,022 (1,336) $ (18) $ 782 $ 49 ($ Millions) 2005 2004 Six Months Ended June 30, *Includes discontinued operations

Analysis of Working Capital and Other Changes $ (395) (240) (186) 98 (89) $ (812) Western energy settlement Cedar Brakes I & II Settlement of production hedges USGen bankruptcy recovery Other Total working capital changes & other ($ Millions) Six Months Ended June 30, 2005

Balance Sheet Summary Total financing obligations Securities of subsidiaries Convertible preferred stock1 Common stockholders equity Total book capitalization Cash Net debt Weighted average cost of debt Total liquidity Next 12 months maturities2 $ 17,478 59 750 3,050 $ 21,337 $ 1,540 $ 15,938 7.8% $ 1,675 $ 923 Note: See appendix for discussion of non-GAAP terms 1Liquidation value 2Includes $615 of puttable Zero Convertible debt June 30, 2005 March 31, 2005 ($ Millions) $ 17,777 365 - 3,322 $ 21,464 $ 1,651 $ 16,126 7.8% $ 1,820 $ 1,314

Regulated Business Update

Pipelines Continue Solid Performance Second quarter earnings exceed expectations Year-to-date capital expenditures below plan Continued success in market and supply expansions Successfully remarketing existing capacity Power load hitting record summer peaks Outstanding safety performance

Pipelines Segment Financial Results 2004 2005 ($ Millions) EBIT Significant items Capital expenditures Throughput (BBtu/d) 100% Equity Investment Total throughput $ 309 2 192 17,528 2,788 20,316 $ 308 (1) 222 17,116 2,819 19,935 Three Months Ended June 30

Western Pipelines Certificate received for CIG Raton Basin expansion In-service October 2005 Received FERC certificate for EPNG Cadiz to Ehrenberg project In-service by late 2005 Construction of Cheyenne Plains Phase II expansion underway In-service December 2005 EPNG filed a general rate increase Effective January 1, 2006

Southern Pipelines SNG rate case settlement Approved by FERC July 13 Elba Island expansion on-budget and on-time In-service 1Q 2006 Cypress project filed June 29

Eastern Pipelines Update

Eastern Pipelines Successful recontracting performance Significant expansion project progress TGP Northeast expansion projects ANR Wisconsin 2006 ANR storage contract success/project potential Power generation load growth

Distrigas ConneXion: NY/NJ ConneXion: New England Ramsey Dracut Albany Hebron Tennessee Gas Pipeline: Northeast Projects Everett MDQ (Dth/d) Capex ($ MM) Revenues ($ MM) In- Service ConneXion-NE 136,300 $ 102 $ 37.2 2007-2008 ConneXion-NY/NJ 61,525 24 11.2 2006 Distrigas 82,300 35 7.1 2007 Total 280,125 $ 161 $ 55.5

Wisconsin 2006 MDQ 168,241 Dth/d CAPEX $46 MM Revenue $10 MM In-service 2006 Loop Compression Wisconsin 2006 ANR Pipeline Wisconsin 2006 Expansion Chicago Milwaukee Green Bay Madison 39

Non-Regulated Business Update

Production Segment EBIT Total significant items Capital expenditures1 Acquisitions2 Production (MMcfe/d) $ 176 $ (2) $ 209 $ 20 784 2004 2005 Three Months Ended June 30, Note: See appendix for discussion of non-GAAP terms Note: Excludes discontinued operations 1Assumes cash basis and excludes acquisitions 2Includes acquisition of properties and companies $ Millions $ 204 $ (2) $ 160 $ 22 804 22

Production 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 Texas Gulf Coast 306.7 262.4 253.4 228 222 Onshore 223 238 239 247 294 Offshore 274.4 237.6 225.3 232 218 International 0 37.7 57.7 59 50 804 776 775 MMcfe/d Texas Gulf Coast Onshore Offshore International 766 784

3Q 2004 4Q 2004 1Q 2005 2Q 2005 Base 238 239 235 261 Acquisition 12 33 Onshore Production Capital focus yielding organic growth Raton up 10 MMcfe/d (16%) Arkoma up 5 MMcfe/d (36%) Rockies up 10 MMcfe/d (48%) Executing Arklatex program PVR in line with expectation Replenishing inventory to maintain profile MMcfe/d 238 239 247 294

Gulf of Mexico Production 3Q 2004 4Q 2004 1Q 2005 2Q 2005 Base 238 225 226 200 Acquisition 0 0 6 18 238 225 232 218 MMcfe/d Decline mitigated with workovers and recompletions Drilling success not reflected in 1H rates 2 deep shelf discoveries online fourth quarter VK385 online in August July volumes: Down 12 MMcfe/d due to hurricanes Sold 7 MMcfe/d high operating cost properties Significant 2006 inventory

Texas Gulf Coast Production 3Q 2004 4Q 2004 1Q 2005 2Q 2005 Base 262 253 219 208 Acquisition 0 0 9 14 262 253 228 222 MMcfe/d Field activity mitigated base decline Recent success in shallow development program Building balanced portfolio for 2006

International Production 3Q2004 4Q2004 1Q2005 2Q2005 Base 38 58 59 50 Acquisition MMcfe/d 2nd Quarter volumes impacted by pipeline repair 3 well recompletion program planned in 2nd Half 58 59 38 50

Operational and Financial Review Production (MMcfe/d) Production Equity interest Capital expenditures1 Acquisitions1 Total1 Original 2005 Forecast 800 + $647 264 $911 Six Months Ended June 30, 2005 775 $ 347 294 $ 641 Note: Excludes discontinued operations 1Assumes cash basis 2Includes an average of 10 MMcfe/d for Medicine Bow 3Represents net production from equity investments owned by Medicine Bow 2005 Outlook 810+ 786 2 24 3 $ 692 1,108 $ 1,800

Stabilizing E&P 1Q2004 2004 2005E 2005 Exit Onshore 224 232 327 420 TGC 308 283 208 180 GOM 369 277 218 223 International 0 24 58 68 901 814 Draft 70 24 810+ 860-900 Equity Equity Average Daily Production (MMcfe/d)

Stabilizing E&P R/P has lengthened... 6.1 7.2 7.4 R/P Ratio: ....and should lengthen further as Onshore assets are developed 1Pro Forma represents 2005 acquired reserves at time of purchase plus production from 1/1/05 to purchase date; production is full year 2004 2003 2004 Pro Forma 2004E East 2635 2180 2706 Year-end reserves: 2,520 Bcfe Year-end reserves: 2,184 Bcfe Year-end reserves: 2,706 Bcfe 2003 2004 Pro Forma 2005E East 410 107 42 303 368 Full-year production: 410 Bcfe Full-year production: 303 Bcfe Full-year production: 369 Bcfe 1

Stabilizing E&P Capex EBITDA Capex EBITDA Onshore 231 1282 1360 1324 GOM 224 180 TGC 143 140 Int'l 88 45 Other 63 75 2004 2005 1Cash basis less discontinued ops less cash received from UnoPaso acquisition 21H05 annualized $749 $1,282 $1,800 $1,324 $ Millions 2 1 Operations fund base capital Acquisition $1,100

Operational and Financial Review Production costs ($/Mcfe)1 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses2 $0.69-$0.78 0.02 0.54-0.61 $1.25-$1.40 $ 0.82 0.05 0.60 $ 1.47 Note: See appendix for discussion of non-GAAP terms Note: Excludes discontinued operations 1Production costs include lease operating expenses and production related taxes 2Cash expenses equal total operating expenses less DD&A and other non-cash charges $0.78-$0.83 0.04 0.58-0.62 $1.40-$1.49 Original 2005 Forecast Six Months Ended June 30, 2005 2005 Outlook Key year-to-date variances: Workovers and maintenance 0.04 Saltwater disposal 0.01 Utilities 0.02 Total to date 0.07 Operating Costs $/Mcfe

Marketing & Trading EBIT MTM gas MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement Settlements Operating expenses and other income Reported EBIT Legacy transactions $ 93 (12) (22) (78) (2) (9) $ (30) Three Months Ended Note: See appendix for discussion of non-GAAP terms 1Legacy transactions at June 30, 2004 were 9,434 Six Months Ended $ 119 (118) (72) (111) (14) (19) $ (215) 3,9021 June 30, 2005 $ Millions

Power EBIT Significant items Asia impairments Brazil impairments Central America and other asset impairments Gain on asset disposal Employee and other restructuring costs Total significant items Capital expenditures* $ (381) $ (34) (294) (132) - (1) $ (461) $ 2 2004 2005 Three Months Ended June 30, $ Millions Note: See appendix for discussion of non-GAAP terms *Includes equity investments $ 102 $ - - (35) 5 - $ (30) $ 12

Price Risk Management Update Increased floor price on 120 Bcf of 2006 existing production Replaced $6.00 puts with $7.00 puts $30 MM cost (raised revenue floor by $120 MM) Medicine Bow acquisition: Hedged 90% of proved volumes for remainder of 2005 through 2009 Swaps to lock in 2005 and 2006 (+-$8.00/MMBtu gas and +-$59.00/Bbl oil) Collars to protect downside and preserve upside in 2007 through 2009 for gas, and through 2008 for oil (floors $6.00- $7.00/MMBtu and $55.00/Bbl)

Asset Sales Closed 2005 to date* Power Petroleum Field services Lakeside and other Total closed 2005 to date Announced & expected to close in 2005 Field Services International Power Total announced & expected to close in 2005 $ 472 79 500 171 $ 1,222 500 180 $ 680 Proceeds $ 575 - - - $ 575 - - $ 575 Non-recourse Debt *As of August 8, 2005 $1.24 billion closed or announced toward incremental goal of $1.2 billion-$1.6 billion Assets Remaining to be Sold Midstream plant Midland Cogeneration interest Central American power plants Asian power plant Domestic merchant plants Mohawk River Funding II ($ Millions)

Summary

Summary Industry fundamentals strong Natural gas infrastructure needs Midstream and power sales market Commodity prices Pipelines performing very well Turnaround continues in production Good PVRs Strong onshore growth Good signs in South Texas Medicine Bow adds R/P and inventory Balance sheet restoration moving apace S&P upgrade Continuing debt reduction

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. [El Paso defines EBITDA as EBIT plus depreciation, depletion, and amortization. EBITDA is a measure that indicates a company's ability to service interest expense and capital expenditures.] Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. Per-unit total cash expenses equal total operating expenses less DD&A and other non-cash charges divided by total production. It is a valuable measure of operating efficiency. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

Forward-looking Non-GAAP Statement Certain Non-GAAP financial measures included herein are presented on a forward-looking basis. Regulation G requires that forward-looking Non-GAAP financial measures be reconciled to the appropriate forward-looking GAAP financial measure. In El Paso's budgeting process, the company does not forecast certain financial statement line items such as segment net income, which are required to properly reconcile our forward-looking Non-GAAP financial measures. As a result, El Paso has not included in this presentation any reconciliations of the company's forward-looking Non-GAAP financial measures. Please note that the unavailable reconciling items could significantly impact the company's future net income and cash flows.

EL PASO CORPORATION CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share amounts) (UNAUDITED) Three Months Ended Six Months Ended June 30, June 30, 2005 2004 2005 2004 Operating revenues $ 1,224 $ 1,524 $ 2,366 $ 3,081 Operating expenses Cost of products and services 60 435 159 825 Operation and maintenance 438 373 821 774 Loss on long-lived assets 360 17 381 255 Western Energy Settlement - - 59 - Depreciation, depletion and amortization 294 263 574 538 Taxes, other than income taxes 65 66 136 130 1,217 1,154 2,130 2,522 Operating income 7 370 236 559 Equity earnings and other income 52 128 275 259 Earnings before interest expense, income taxes, and other charges 59 498 511 818 Interest and debt expense 340 410 690 833 Return on preferred interests of consolidated subsidiaries 3 6 9 12 Income (loss) before income taxes (284) 82 (188) (27) Income taxes (benefits) (51) 48 (57) 58 Income (loss) from continuing operations (233) 34 (131) (85) Discontinued operations, net of income taxes (5) (29) (1) (106) Net income (loss) (238) 5 (132) (191) Preferred stock dividends (8) - (8) - Net income (loss) available to common stockholders $ (246) $ 5 $ (140) $ (191) Diluted earnings (loss) per common share Income (loss) from continuing operations $ (0.37) $ 0.05 $ (0.22) $ (0.13) Discontinued operations, net of income taxes (0.01) (0.04) - (0.17) Net income (loss) per common share $ (0.38) $ 0.01 $ (0.22) $ (0.30) Diluted average common shares outstanding (000's) 640,898 639,119 640,260 638,650

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

(In millions)	2005 First	2005 Second	2004 First	2004 Second	2004 Third	2004 Fourth	Year-to-Date 2005	Year-to-Date 2004
Operating revenues								
Pipeline Group	$ 768	$ 653	$ 721	$ 617	$ 604	$ 709	$ 1,421	$ 1,338
Non-regulated Group								
Production	439	452	446	430	400	459	891	876
Marketing and Trading	(175)	(21)	(159)	(141)	(120)	(88)	(196)	(300)
Power	77	109	207	236	181	171	186	443
Field Services	48	28	387	428	426	121	76	815
Other non-regulated [1]	27	22	43	28	31	28	49	71
Non-regulated eliminations [1]	(31)	(13)	(78)	(64)	(72)	(51)	(44)	(142)
Non-regulated Group Total	385	577	846	917	846	640	962	1,763
Corporate Group and eliminations [1]	(11)	(6)	(10)	(10)	(21)	15	(17)	(20)
Consolidated total	1,142	1,224	1,557	1,524	1,429	1,364	2,366	3,081
Depreciation, depletion and amortization								
Pipeline Group	111	108	100	101	104	105	219	201
Non-regulated Group								
Production	146	157	140	131	136	141	303	271
Marketing and Trading	1	1	3	3	4	3	2	6
Power	12	10	16	12	14	12	22	28
Field Services	1	1	3	4	3	2	2	7
Other non-regulated [1]	2	1	2	2	2	3	3	4
Non-regulated Group Total	162	170	164	152	159	161	332	316
Corporate Group and eliminations [1]	7	16	11	10	7	14	23	21
Consolidated total	280	294	275	263	270	280	574	538
Operating income (loss)								
Pipeline Group	362	262	348	260	218	303	624	608
Non-regulated Group								
Production	180	175	203	202	147	174	355	405
Marketing and Trading	(186)	(32)	(175)	(154)	(139)	(94)	(218)	(329)
Power	(38)	(357)	(204)	56	(48)	(228)	(395)	(148)
Field Services	2	(5)	10	7	(477)	(5)	(3)	17
Other non-regulated [1]	9	12	17	(1)	4	5	21	16
Non-regulated Group Total	(33)	(207)	(149)	110	(513)	(148)	(240)	(39)
Corporate Group and eliminations [1]	(100)	(48)	(10)	-	(60)	(169)	(148)	(10)
Consolidated total	229	7	189	370	(355)	(14)	236	559
Earnings (loss) before interest expense and income taxes (EBIT)								
Pipeline Group	412	309	386	308	268	369	721	694
Non-regulated Group								
Production	183	176	204	204	150	176	359	408
Marketing and Trading	(185)	(30)	(164)	(152)	(138)	(85)	(215)	(316)
Power	(50)	(381)	(169)	102	(7)	(525)	(431)	(67)
Field Services	182	(3)	36	27	61	(4)	179	63
Other non-regulated [1]	8	12	18	(4)	5	8	20	14
Non-regulated Group Total	138	(226)	(75)	177	71	(430)	(88)	102
Corporate Group and eliminations [1]	(98)	(24)	9	13	(62)	(204)	(122)	22
Consolidated total	$ 452	$ 59	$ 320	$ 498	$ 277	$ (265)	$ 511	$ 818
Total significant items impacting EBIT [2]	$ (31)	$ 489	$ 290	$ 39	$ 109	$ 666	$ 458	$ 329

(1) Included in Corporate results in SEC filings
(2) Refer to Schedule of Significant Items on page 17 for details.

EL PASO CORPORATION
SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2005		2004				Year-to-Date	
(In millions)	First	Second	First	Second	Third	Fourth	2005	2004
Restructuring costs								
Employee severance, retention and transition costs	$ 1	$ 2	$ 27	$ 6	$ 2	$ 3	$ 3	$ 33
Facility closures	-	27	-	-	30	50	27	-
Total restructuring costs	1	29	27	6	32	53	30	33
Impairments and net (gain) loss on sale of long-lived assets								
Long-lived assets impairment	28	366	246	23	576	279	394	269
Long-lived assets net (gain) loss on sales	-	(5)	(7)	(6)	5	(8)	(5)	(13)
Minority interest related to Nejapa impairment	-	(6)	-	-	-	-	(6)	-
Total (gain) loss on long-lived assets	28	355	239	17	581	271	383	256
Impairments and net (gain) loss on sale of investments								
Equity investments impairment	85	88	18	19	14	346	173	37
Equity investments net (gain) loss on sales	(204)	(1)	6	(1)	(520)	(6)	(205)	5
Cost basis investments impairment	-	-	-	(2)	2	2	-	(2)
Total (gain) loss on investments	(119)	87	24	16	(504)	342	(32)	40
Macae receivable impairment	-	18	-	-	-	-	18	-
Western Energy Settlement	59	-	-	-	-	-	59	-
Total significant items impacting EBIT	$ (31)	$ 489	$ 290	$ 39	$ 109	$ 666	$ 458	$ 329
Significant Items impacting EBIT by segment:								
Pipeline Group	$ -	$ (2)	$ 4	$ 1	$ (4)	$ (16)	$ (2)	$ 5
Production	-	2	9	2	1	10	2	11
Marketing and Trading	-	-	2	-	-	-	-	2
Power	88	461	266	30	91	612	549	296
Field Services	(179)	6	4	8	(8)	4	(173)	12
Other non-regulated	-	(4)	-	-	(1)	3	(4)	-
Corporate (see below)	60	26	5	(2)	30	53	86	3
Total significant items impacting EBIT	$ (31)	$ 489	$ 290	$ 39	$ 109	$ 666	$ 458	$ 329
Corporate								
Significant items:								
Operating expenses	$ 1	$ 26	$ 5	$ (2)	$ 30	$ 50	$ 27	$ 3
Western Energy Settlement	59	-	-	-	-	-	59	-
Equity earnings and other income	-	-	-	-	-	3	-	-
Total Significant Items	$ 60	$ 26	$ 5	$ (2)	$ 30	$ 53	$ 86	$ 3

44

Non-GAAP Reconciliation: Total Cash Expenses 2005 total equivalent volumes (MMcfe): Total operating expense Depreciation, depletion, and amortization Significant items Per unit cash cost 140,327 $ 511 (303) (2) $3.65 (2.16) (0.02) $ 1.47 Total ($ MM) Per Unit ($/Mcfe) Six Months Ended June 30, 2005

Earnings EBIT Interest and debt expense Preferred and minority interest Loss before income taxes Income taxes (benefit) Loss from continuing operations Discontinued operations, net of tax Net loss Preferred stock dividends Net loss available to common stockholders $ 511 690 9 (188) (57) (131) (1) $ (132) (8) $ (140) $ 818 833 12 (27) 58 (85) (106) $ (191) - $ (191) 2005 2004 Six Months Ended June 30, ($ Millions)

Summary of Significant Items $ (59) (579) 210 (30) $ (458) Western energy settlement Asset impairments Gain/(loss) on asset sales Restructuring costs Total significant items Total Pipelines Production Power Field Services $ - - 2 - $ 2 Six Months Ended June 30, 2005 Corporate and Other $ - (570) 22 (1) $ (549) $ - (9) 182 - $ 173 $ (59) - 4 (27) $ (82) $ - - - (2) $ (2) $ Millions

Business Unit Contribution Pipelines Production Marketing and Trading Power Field Services Corporate and other Total $ 330 463 * - 4 3 6 $ 806 Six Months Ended June 30, 2005 $ 721 359 (215) (431) 179 (102) $ 511 $ 2 (2) - (549) 173 (82) $ (458) $ 219 303 2 22 2 26 $ 574 Capex EBIT Significant Items DD&A $ Millions *Excludes $178 MM of costs associated with East Texas acquisition 48

Pipelines Segment Financial Results $ 721 2 330 18,620 2,824 21,444 $ 694 (5) 372 18,446 2,777 21,223 EBIT Significant items Capital expenditures Throughput (BBtu/d) 100% Equity Investment Total throughput 2004 2005 Six Months Ended June 30 ($ Millions)

Production Segment EBIT Total significant items Capital expenditures1 Acquisitions2 Production (MMcfe/d) $ 359 $ (2) $ 347 $ 294 775 Note: Excludes discontinued operations 1Assumes cash basis and excludes acquisitions 2Includes acquisition of properties and companies $ 408 $ (11) $ 378 $ 22 852 2004 2005 Six Months Ended June 30, $ Millions 50

Marketing and Trading EBIT Total significant items Legacy transactions in book $ (316) $ (2) 9,434 $ (215) $ - 3,902 2004 2005 Six Months Ended June 30, $ Millions

Power EBIT Significant items Asia impairments Brazil impairments Central America and other asset impairments Gain on asset disposal Employee and other restructuring costs Total significant items Capital expenditures* $ (431) $ (130) (294) (146) 22 (1) $ (549) $ 9 2004 2005 Six Months Ended June 30, $ Millions *Includes equity investments $ (67) $ - (151) (146) 4 (3) $ (296) $ 14

EPPH

2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 Texas Gulf Coast 48 36 41 37 46 Onshore 207 222 221 225 265 Offshore 192 157 151 144 129 EPPH Production by Region 447 415 413 MMcfe/d Texas Gulf Coast Onshore Offshore 48 36 41 207 222 221 192 157 151 406 144 225 37 440 129 265 46

EPPH Operational and Financial Review Production (MMcfe/d) Realized prices (includes hedges)1 Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)2 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses3 423 $ 4.08 $ 39.52 $ 0.77 0.06 0.63 $ 1.46 Six Months Ended June 30, 2005 1Prices are stated after transportation costs 2Production costs include lease operating expenses and production related taxes 3Cash expenses equal total operating expenses less DD&A and other non-cash charges

EPPH Non-GAAP Reconciliation: Total Cash Expenses 2005 total equivalent volumes (MMcfe): Total operating expense Depreciation, depletion, and amortization Significant items Per unit cash cost 76,539 $ 288 (174) (2) $ 3.76 (2.27) (0.03) $ 1.46 Total ($ MM) Per Unit ($/Mcfe) Six Months Ended June 30, 2005

Investor Update August 9, 2005 the place to work the neighbor to have the company to own